UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2007
United Components, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
14601 Highway 41 North
Evansville, Indiana 47725
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 867-4156
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
      (b) On March 14, 2007, Charles T. Dickson resigned as Executive Vice President and Chief Financial Officer and as a member of the Board of Directors of the Company. His resignation is effective as of March 30, 2007.
      (c) On March 14, 2007, the Company appointed David Barron, 51, as acting Chief Financial Officer, effective as of March 30, 2007. Mr. Barron has been the Operations Controller of the Company since 2003, and prior to that was the Chief Financial Officer of the Company’s Champion Laboratories subsidiary since 2000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 20th day of March, 2007.

UNITED COMPONENTS, INC.
By:	/s/ Keith A. Zar
	Name:	Keith A. Zar
	Title:	Vice President and General Counsel